EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth Belanger, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA HNY	Transamerica Principium II Variable Annuity	811-22183
Separate Account VA PP	Transamerica Advisor Elite NY Variable Annuity	811-22531
Separate Account VA QQ	DWS Personal Pension Variable Annuity	811-22556
Separate Account VA WNY	Transamerica Liberty NY Variable Annuity	811-21663
Separate Account VA YNY	Transamerica Axiom NY Variable Annuity	811-22138
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Separate Account VA N	Income Elite Variable Annuity	811-22623

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2013.

/s/ Elizabeth Belanger
Elizabeth Belanger Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William Brown, Jr., a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA HNY	Transamerica Principium II Variable Annuity	811-22183
Separate Account VA PP	Transamerica Advisor Elite NY Variable Annuity	811-22531
Separate Account VA QQ	DWS Personal Pension Variable Annuity	811-22556
Separate Account VA WNY	Transamerica Liberty NY Variable Annuity	811-21663
Separate Account VA YNY	Transamerica Axiom NY Variable Annuity	811-22138
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Separate Account VA N	Income Elite Variable Annuity	811-22623

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2013.

/s/ William Brown, Jr.
William Brown, Jr. Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marc Cahn, a Director, Vice President, Assistant Secretary and Division General Counsel of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA HNY	Transamerica Principium II Variable Annuity	811-22183
Separate Account VA PP	Transamerica Advisor Elite NY Variable Annuity	811-22531
Separate Account VA QQ	DWS Personal Pension Variable Annuity	811-22556
Separate Account VA WNY	Transamerica Liberty NY Variable Annuity	811-21663
Separate Account VA YNY	Transamerica Axiom NY Variable Annuity	811-22138
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Separate Account VA N	Income Elite Variable Annuity	811-22623

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2013.

/s/ Marc Cahn
Marc Cahn Director, Vice President, Assistant Secretary and Division General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Frushtick, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA HNY	Transamerica Principium II Variable Annuity	811-22183
Separate Account VA PP	Transamerica Advisor Elite NY Variable Annuity	811-22531
Separate Account VA QQ	DWS Personal Pension Variable Annuity	811-22556
Separate Account VA WNY	Transamerica Liberty NY Variable Annuity	811-21663
Separate Account VA YNY	Transamerica Axiom NY Variable Annuity	811-22138
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Separate Account VA N	Income Elite Variable Annuity	811-22623

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2013.

/s/ Steven E. Frushtick
Steven E. Frushtick Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter G. Kunkel, a Director, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA HNY	Transamerica Principium II Variable Annuity	811-22183
Separate Account VA PP	Transamerica Advisor Elite NY Variable Annuity	811-22531
Separate Account VA QQ	DWS Personal Pension Variable Annuity	811-22556
Separate Account VA WNY	Transamerica Liberty NY Variable Annuity	811-21663
Separate Account VA YNY	Transamerica Axiom NY Variable Annuity	811-22138
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Separate Account VA N	Income Elite Variable Annuity	811-22623

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2013.

/s/ Peter G. Kunkel
Peter G. Kunkel Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA HNY	Transamerica Principium II Variable Annuity	811-22183
Separate Account VA PP	Transamerica Advisor Elite NY Variable Annuity	811-22531
Separate Account VA QQ	DWS Personal Pension Variable Annuity	811-22556
Separate Account VA WNY	Transamerica Liberty NY Variable Annuity	811-21663
Separate Account VA YNY	Transamerica Axiom NY Variable Annuity	811-22138
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Separate Account VA N	Income Elite Variable Annuity	811-22623

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2013.

/s/ John T. Mallett
John T. Mallett Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Controller of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA HNY	Transamerica Principium II Variable Annuity	811-22183
Separate Account VA PP	Transamerica Advisor Elite NY Variable Annuity	811-22531
Separate Account VA QQ	DWS Personal Pension Variable Annuity	811-22556
Separate Account VA WNY	Transamerica Liberty NY Variable Annuity	811-21663
Separate Account VA YNY	Transamerica Axiom NY Variable Annuity	811-22138
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Separate Account VA N	Income Elite Variable Annuity	811-22623

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2013.

/s/ Eric J. Martin
Eric J. Martin Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter P. Post, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA HNY	Transamerica Principium II Variable Annuity	811-22183
Separate Account VA PP	Transamerica Advisor Elite NY Variable Annuity	811-22531
Separate Account VA QQ	DWS Personal Pension Variable Annuity	811-22556
Separate Account VA WNY	Transamerica Liberty NY Variable Annuity	811-21663
Separate Account VA YNY	Transamerica Axiom NY Variable Annuity	811-22138
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Separate Account VA N	Income Elite Variable Annuity	811-22623

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2013.

/s/ Peter P. Post
Peter P. Post Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Karen R. Wright, a Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA HNY	Transamerica Principium II Variable Annuity	811-22183
Separate Account VA PP	Transamerica Advisor Elite NY Variable Annuity	811-22531
Separate Account VA QQ	DWS Personal Pension Variable Annuity	811-22556
Separate Account VA WNY	Transamerica Liberty NY Variable Annuity	811-21663
Separate Account VA YNY	Transamerica Axiom NY Variable Annuity	811-22138
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Separate Account VA N	Income Elite Variable Annuity	811-22623

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2013.

/s/ Karen R. Wright
Karen R. Wright Vice President and Treasurer